OPPENHEIMER INTEGRITY FUNDS
                 Class A Share Certificate (8-1/2" x 11")

I. FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4" decorative border, 5/16" wide)

(upper left corner) box with            (upper right corner) box
with
heading: NUMBER (OF SHARES)             heading: CLASS A SHARES
                                        (certificate number above)

                          (centered below boxes)
                       Oppenheimer Integrity Funds
                      A MASSACHUSETTS BUSINESS TRUST
                   SERIES: OPPENHEIMER VALUE STOCK FUND

(at left)                                         (at right)
THIS IS TO CERTIFY THAT                           SEE REVERSE FOR
                                                  CERTAIN
DEFINITIONS

(at left)                                         (box with number)
is the owner of                                   CUSIP 683947 105

                                (centered)
            FULLY PAID CLASS A SHARES OF BENEFICIAL INTEREST OF
                       OPPENHEIMER VALUE STOCK FUND
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     a series of OPPENHEIMER INTEGRITY FUNDS (hereinafter
     called the "Trust"), transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Trust's Declaration of Trust to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.
     WITNESS the facsimile seal of the Trust and the signatures of its duly authorized officers.

(at left of seal)                      (at right of seal)

(signature)                            Dated:
/s/ George C. Bowen                   /s/ Bridget A. Macaskill
-------------------                   -----------------
SECRETARY                              PRESIDENT

                           (centered at bottom)
                      1-1/2" diameter facsimile seal
                               with legend
                        OPPENHEIMER INTEGRITY FUNDS
                                   SEAL
                                   1982
                       COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)
     Countersigned
     OPPENHEIMER SHAREHOLDER SERVICES
     (A DIVISION OF OPPENHEIMER MANAGEMENT CORPORATION)
     Denver (Colo)         Transfer Agent

     By----------------------      -----------------------------
                                    Authorized Signature

II. BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as tenants with rights of survivorship and not
as                        tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian
_______________
                              (Cust)              (Minor)
                                        UNDER UGMA/UTMA
________________
                                                           (State)

     Additional abbreviations may also be used though not in the above list.

For Value Received __________________ hereby sell(s), and transfer(s) unto

(at right) PLEASE INSERT SOCIAL SECURITY OR OTHER
              IDENTIFYING NUMBER OF ASSIGNEE
           AND PROVIDE CERTIFICATION BY TRANSFEREE (box below)

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            (Please print or type name and address of assignee)

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----------------- Class A Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint.

--------------------- Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ---------------------
                         Signed: __________________________
                         ___________________________________
                         (Both must sign if joint owners)

                         Signature(s) --------------------------
                         guaranteed    Name of Guarantor
                             by       --------------------------
                                      Signature of Officer/Title

(text printed vertically to right of above paragraph)
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.

(text printed in box to left of signature guarantee)
Signatures must be guaranteed by a financial institution of the type described in the current prospectus of the Fund.

(at left)                                          (at right)
PLEASE NOTE:  This document contains               OppenheimerFunds
a watermark when viewed at an angle.               logotype
It is invalid without this watermark.

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                 THIS SPACE MUST NOT BE COVERED IN ANY WAY